                              Oppenheimer Quest Balanced Fund
                          Supplement dated August 29, 2008 to the
                              Prospectus dated January 31, 2008

This supplement amends the Prospectus of Oppenheimer Quest Balanced Fund (the "Fund"),
dated January 31, 2008. The section "How the Fund Is Managed - The Manager's Fees" on page 14 is amended by adding the following paragraph to the end of that section:

   Effective October 1, 2008 through September 30, 2009 (the "waiver period"), the
   Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund's average daily net assets if the Fund's trailing one-year total return performance is in the fifth quintile of the Fund's Lipper peer group and by 0.05% of the Fund's average daily net assets if the Fund's trailing one-year total return performance is in the fourth quintile of the Fund's Lipper peer group as of September 30, 2008.
   However, if the Fund's trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the
   Fund's average daily net assets, and if the Fund's trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

August 29, 2008                           PS0257.035